NEWS RELEASE

FORWARD AIR CORPORATION REPORTS FOURTH QUARTER AND FULL YEAR 2025 RESULTS
Omni Segment Reports Another Strong Quarter with Best Results Since the Acquisition

Expedited Freight Segment’s Quarterly Results Significantly Improved Year Over Year

Ended 2025 in a Solid Liquidity Position

DALLAS – (BUSINESS WIRE) – February 23, 2026 – Forward Air Corporation (NASDAQ:FWRD) (the “Company”, “we”, “our”, or “us”) today reported financial results for the three months and twelve months ended December 31, 2025, as presented in the tables below.

“We delivered solid results in 2025 despite less than favorable freight market conditions,” said Shawn Stewart, President & Chief Executive Officer. “For the full year we reported operating income of $36 million and Consolidated EBITDA of $307 million. During the year we diligently focused on what we could control including aligning our cost structure to match demand and executing our transformation strategy. We also unified our U.S. domestic ground operations and unveiled our new Latin American regional structure taking significant steps to strengthen our global logistics network.

“Our fourth quarter results were consistent with recent quarters, led by the Omni segment which continued to see strong demand for its diversified service offerings. This segment achieved its highest revenue, highest Reported EBITDA and highest Reported EBITDA margin, excluding the impact of goodwill adjustments, since we acquired the company in January 2024. Revenue increased by $34 million to $360 million compared to a year ago. Reported EBITDA increased by $4 million to $36 million and Reported EBITDA margin improved by 20 basis points to 10 percent compared to the fourth quarter 2024.

“At the Expedited Freight segment, we remained focused on charging the optimal price for freight moving through our network and actively managed expenses. Fourth quarter Reported EBITDA improved by $7 million to $25 million compared to the fourth quarter 2024. We also saw a meaningful improvement in year over year Reported EBITDA margin which increased by 350 basis points with a margin of 10.1 percent in the fourth quarter 2025 compared to 6.6 percent in the fourth quarter 2024.

“At the Intermodal segment, port activity was unfavorably impacted by trade-related softness and the typical seasonality contributed to declining shipments and revenue per shipment compared to a year ago. In the fourth quarter the Intermodal segment’s Reported EBITDA and margin were $7 million and 14.2 percent compared to $10 million and 17.5 percent a year ago. We have an experienced team leading the Intermodal segment and I am confident in their ability to deliver solid results as we manage through the current freight market,” concluded Stewart.

Jamie Pierson, Chief Financial Officer added, “We reported consolidated revenue of $631 million in the fourth quarter compared to $633 million a year ago. Consolidated EBITDA, a non-GAAP measure calculated pursuant to our Term Loan Credit Agreement, was $77 million compared to $72 million for the same period last year. For the full year 2025, Consolidated EBITDA was $307 million which is in line with the $311 million in 2024.

“Liquidity at the end of the fourth quarter was $367 million comprised of $106 million in cash and $261 million of availability under our credit facility. This compares to $382 million in liquidity at the end of 2024.

“Cash provided by operating activities was $44 million in 2025 compared to cash used in operating activities of $69 million in 2024, reflecting a year over year improvement of $113 million,” concluded Pierson.

	Three Months Ended
(in thousands, except per share data)	December 31, 2025	December 31, 2024	Change	Percent Change
Operating revenue	$631,230	$632,846	$(1,616)	(0.3)%
Income (loss) from continuing operations	$(2,868)	$75,855	$(78,723)	(103.8)%
Operating margin	(0.5)%	12.0%	(12.5)%
Loss from continuing operations	$(36,413)	$(35,378)	$(1,035)	(2.9)%
Net loss attributable to Forward Air per diluted share	$(0.91)	$(1.23)	$0.32	26.0%
Cash provided by (used in) operating activities	$(22,728)	$(23,245)	$517	2.2%

Non-GAAP Financial Measures: [1]
Consolidated EBITDA	$76,628	$72,263	$4,365	6.0%
Free cash flow	$(30,664)	$(27,851)	$(2,813)	(10.1)%

[1] Reconciliation of these non-GAAP financial measures are provided below the financial tables.

	Twelve Months Ended
(in thousands, except per share data)	December 31, 2025	December 31, 2024	Change	Percent Change
Operating revenue	$2,495,118	$2,474,262	$20,856	0.8%
Income (loss) from continuing operations	$36,424	$(1,062,936)	$1,099,360	103.4%
Operating margin	1.5%	(43.0)%	44.5%
Loss from continuing operations	$(141,725)	$(1,124,841)	$983,116	87.4%
Net loss attributable to Forward Air per diluted share	$(3.51)	$(30.40)	$26.89	88.5%
Cash provided by (used in) operating activities	$44,384	$(69,015)	$113,399	164.3%

Non-GAAP Financial Measures: [1]
Consolidated EBITDA	$307,129	$310,714	$(3,585)	(1.2)%
Free cash flow	$17,472	$(100,938)	$118,410	117.3%

1 Reconciliation of these non-GAAP financial measures are provided below the financial tables.

Review of Financial Results

Forward will hold a conference call to discuss the fourth quarter and full year 2025 results on Monday, February 23, 2026 at 4:30 p.m. ET. The Company’s conference call will be available online on the Investor Relations portion of the Company’s website at ir.forwardaircorp.com, or by dialing (800) 579-2543, Access Code: FWRDQ425.

A replay of the conference call will be available on the Investor Relations portion of the Company’s website at ir.forwardaircorp.com, which we use as a primary mechanism to communicate with our investors. Investors are urged to monitor the Investor Relations portion of the Company’s website to easily find or navigate to current and pertinent information about us.

About Forward Air Corporation

Forward is a leading asset-light provider of transportation services across the United States, Canada and Latin America. We provide expedited less-than-truckload services, including local pick-up and delivery, shipment consolidation/deconsolidation, warehousing, and customs brokerage by utilizing a comprehensive national network of terminals. In addition, we offer truckload brokerage services, including dedicated fleet services, and intermodal, first- and last-mile, high-value drayage services, both to and from seaports and railheads, dedicated contract and Container Freight Station warehouse and handling services. Forward also operates a full portfolio of multimodal solutions, both domestically and internationally, via Omni Logistics. Omni Logistics is a global provider of air, ocean and ground services for mission-critical freight. We are more than a transportation company. Forward is a single resource for your shipping needs. For more information, visit our website at www.forwardaircorp.com.

Forward Air Corporation
Condensed Consolidated Statements of Comprehensive (Loss) Income
(Unaudited, in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Operating revenue:
Expedited Freight	$246,928	$265,879	$1,012,559	$1,115,163
Omni	359,794	325,609	1,351,164	1,196,841
Intermodal	50,563	59,829	230,533	232,832
Eliminations and other operations	(26,055)	(18,471)	(99,138)	(70,574)
Operating revenue	631,230	632,846	2,495,118	2,474,262
Operating expenses:
Purchased transportation	320,519	319,498	1,244,471	1,250,570
Salaries, wages and employee benefits	116,367	130,024	535,681	536,406
Operating leases	53,581	48,326	204,029	182,197
Depreciation and amortization	40,724	37,657	152,638	143,978
Insurance and claims	15,709	19,721	58,970	64,682
Fuel expense	4,166	5,500	20,122	21,460
Other operating expenses	83,032	75,333	242,783	309,508
Impairment of goodwill	—	(79,068)	—	1,028,397
Total operating expenses	634,098	556,991	2,458,694	3,537,198
Income (loss) from continuing operations:
Expedited Freight	15,206	7,238	69,780	67,951
Omni Logistics	9,852	88,520	30,162	(1,044,803)
Intermodal	2,865	5,931	16,924	18,925
Other Operations	(30,791)	(25,834)	(80,442)	(105,009)
Income (loss) from continuing operations	(2,868)	75,855	36,424	(1,062,936)
Other expense:
Interest expense, net	(45,099)	(48,427)	(180,747)	(189,215)
Foreign exchange loss	222	3,005	(5,892)	1,093
Other income (expense), net	2,635	1,188	3,018	1,226
Total other expense	(42,242)	(44,234)	(183,621)	(186,896)
Income (loss) from continuing operations before income taxes	(45,110)	31,621	(147,197)	(1,249,832)
Income tax (benefit) expense	(8,697)	66,999	(5,472)	(124,991)
Loss from continuing operations	(36,413)	(35,378)	(141,725)	(1,124,841)
Loss from discontinued operations, net of tax	—	(374)	—	(6,387)
Net loss	(36,413)	(35,752)	$(141,725)	$(1,131,228)
Net income (loss) attributable to noncontrolling interest	(8,087)	664	(33,929)	(314,259)
Net loss attributable to Forward Air	$(28,326)	$(36,416)	$(107,796)	$(816,969)
Basic and diluted loss per share attributable to Forward Air:
Continuing operations	$(0.91)	$(1.23)	$(3.51)	$(30.40)
Discontinued operation		(0.01)	—	(0.23)
Net loss per basic and diluted share	$(0.91)	$(1.24)	$(3.51)	$(30.63)

Expedited Freight Segment Information
(In thousands)
(Unaudited)

	Three Months Ended
	December 31, 2025	Percent of Revenue	December 31, 2024	Percent of Revenue	Change	Percent Change
Operating revenue:
Network [1]	$183,914	74.5%	$199,022	74.8%	$(15,108)	(7.6)%
Truckload	41,597	16.8	45,087	17.0	(3,490)	(7.7)
Other	21,417	8.7	21,770	8.2	(353)	(1.6)
Total operating revenue	246,928	100.0	265,879	100.0	(18,951)	(7.1)

Operating expenses:
Purchased transportation	121,524	49.2	136,151	51.2	(14,627)	(10.7)
Salaries, wages and employee benefits	49,500	20.0	56,587	21.3	(7,087)	(12.5)
Operating leases	15,768	6.4	18,130	6.8	(2,362)	(13.0)
Depreciation and amortization	9,825	4.0	10,395	3.9	(570)	(5.5)
Insurance and claims	9,330	3.8	10,423	3.9	(1,093)	(10.5)
Fuel expense	1,841	0.7	2,605	1.0	(764)	(29.3)
Other operating expenses	23,934	9.7	24,350	9.2	(416)	(1.7)
Total operating expenses	231,722	93.8	258,641	97.3	(26,919)	(10.4)
Income from operations	$15,206	6.2%	$7,238	2.7%	$7,968	110.1%

[1] Network revenue is comprised of all revenue, including linehaul, pickup and/or delivery, and fuel surcharge revenue, excluding accessorial and Truckload revenue.

Expedited Freight Operating Statistics

	Three Months Ended
	December 31, 2025	December 31, 2024	Percent Change

Business days	64	64	—%

Tonnage [1,2]
Total pounds	598,724	670,168	(10.7)
Pounds per day	9,355	10,471	(10.7)

Shipments [1,2]
Total shipments	708	783	(9.6)
Shipments per day	11.1	12.2	(9.0)

Weight per shipment	846	856	(1.2)

Revenue per hundredweight [3]	$30.70	$29.70	3.4
Revenue per hundredweight, ex fuel [3]	$24.30	$23.74	2.4

Revenue per shipment [3]	$259.77	$254.30	2.2
Revenue per shipment, ex fuel [3]	$205.63	$203.26	1.2

1 In thousands.
[2] Excludes accessorial and Truckload products.
[3] Includes intercompany revenue between the Network and Truckload revenue streams.

Omni Logistics Segment Information
(In thousands)
(Unaudited)

	Three Months Ended
	December 31, 2025	Percent of Revenue	December 31, 2024	Percent of Revenue	Change	Percent Change
Operating revenue	$359,794	100.0%	325,609	100.0%	34,185	10.5%

Operating expenses:
Purchased transportation	207,699	57.7	183,084	56.2	24,615	13.4
Salaries, wages and employee benefits	55,398	15.4	54,056	16.6	1,342	2.5
Operating leases	31,818	8.8	23,036	7.1	8,782	38.1
Depreciation and amortization	26,058	7.2	22,605	6.9	3,453	15.3
Insurance and claims	1,117	0.3	3,911	1.2	(2,794)	(71.4)
Fuel expense	903	0.3	863	0.3	40	4.6
Other operating expenses	26,949	7.5	28,602	8.8	(1,653)	(5.8)
Impairment of goodwill	—	—	(79,068)	(24.3)	79,068	100.0
Total operating expenses	349,942	97.3	237,089	72.8	112,853	47.6
Income from operations	9,852	2.7%	88,520	27.2%	(78,668)	(88.9)%

Intermodal Segment Information
(In thousands)
(Unaudited)

	Three Months Ended
	December 31, 2025	Percent of Revenue	December 31, 2024	Percent of Revenue	Change	Percent Change
Operating revenue	$50,563	100.0%	$59,829	100.0%	$(9,266)	(15.5)%

Operating expenses:
Purchased transportation	17,351	34.3	18,901	31.6	(1,550)	(8.2)
Salaries, wages and employee benefits	12,126	24.0	14,227	23.8	(2,101)	(14.8)
Operating leases	4,910	9.7	6,463	10.8	(1,553)	(24.0)
Depreciation and amortization	4,325	8.6	4,519	7.6	(194)	(4.3)
Insurance and claims	2,829	5.6	2,498	4.2	331	13.3
Fuel expense	1,422	2.8	2,032	3.4	(610)	(30.0)
Other operating expenses	4,735	9.4	5,258	8.8	(523)	(9.9)
Total operating expenses	47,698	94.3	53,898	90.1	(6,200)	(11.5)
Income from operations	$2,865	5.7%	$5,931	9.9%	$(3,066)	(51.7)%

Intermodal Operating Statistics

	Three Months Ended
	December 31, 2025	December 31, 2024	Percent Change
Drayage shipments	57,953	63,920	(9.3)%
Drayage revenue per shipment	$790	$847	(6.7)%

Forward Air Corporation
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)
	December 31, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$105,996	$104,903
Restricted cash and restricted cash equivalents	—	363
Accounts receivable, net	343,559	322,291
Other receivables	6,147	205
Prepaid expenses	28,045	29,053
Other current assets	37,254	15,685
Total current assets	521,001	472,500

Property and equipment, net of accumulated depreciation and amortization of $340,021 in 2025 and $292,855 in 2024	297,882	326,188
Operating lease right-of-use assets	412,535	410,084
Goodwill	522,712	522,712
Other acquired intangibles, net of accumulated amortization of $301,453 in 2025 and $212,905 in 2024	906,791	999,216
Other long term assets	58,023	71,941
Total assets	$2,718,944	$2,802,641

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable	$121,752	$105,692
Accrued expenses	114,422	119,836
Other current liabilities	69,130	45,148
Current portion finance lease obligations	15,995	16,930
Current portion of operating lease liabilities	107,026	96,440
Total current liabilities	428,325	384,046

Finance lease obligations, less current portion	22,387	30,858
Long-term debt	1,687,248	1,675,930
Liabilities under tax receivable agreement	11,548	13,295
Operating lease liabilities, less current portion	327,011	325,640
Other long-term liabilities	53,540	48,835
Deferred income taxes	27,221	38,169

Shareholders' equity:
Preferred stock	—	—
Common stock	313	298
Additional paid-in capital	559,551	542,392
Accumulated deficit	(447,100)	(338,230)
Accumulated other comprehensive income (loss)	580	(2,732)
Total Forward Air shareholders' equity	113,344	201,728
Noncontrolling interest	48,320	84,140
Total shareholders' equity	161,664	285,868
Total liabilities and shareholders' equity	$2,718,944	$2,802,641

Forward Air Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
	Three Months Ended
	December 31, 2025	December 31, 2024
Operating activities:
Net loss from continuing operations	$(36,413)	$(35,378)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	40,724	37,657
Impairment of goodwill	—	(79,068)
Share-based compensation expense	2,380	2,100
Provision for revenue adjustments	930	874
Deferred income tax (benefit) expense	(10,425)	63,646
Impairment of abandoned software project costs	19,765	—
Other	493	10,621
Changes in operating assets and liabilities, net of effects from the purchase of acquired businesses:
Accounts receivable	(2,114)	43,596
Other receivables	(7,092)	3,518
Other current and noncurrent assets	(28,804)	3,130
Accounts payable and accrued expenses	(2,172)	(73,941)
Net cash used in operating activities of continuing operations	(22,728)	(23,245)

Investing activities:
Proceeds from sale of property and equipment	415	2,644
Purchases of property and equipment	(8,351)	(7,250)
Purchases of a business, net of cash acquired	—	(10,977)
Other		(125)
Net cash used in investing activities of continuing operations	(7,936)	(15,708)

Financing activities:
Repayments of finance lease obligations	(4,319)	(3,086)
Proceeds from credit facility	25,000	75,000
Payments on credit facility	(25,000)	(75,000)
Payment of debt issuance costs	—	8,120
Proceeds from common stock issued under employee stock purchase plan	412	398
Payment of minimum tax withholdings on share-based awards	(21)	130
Net cash (used in) provided by financing activities of continuing operations	(3,928)	5,562
Effect of exchange rate changes on cash	234	875
Net decrease in cash and cash equivalents and restricted cash and restricted cash equivalents from continuing operations	(34,358)	(32,516)

Cash from discontinued operation:
Net cash used in operating activities of discontinued operations	—	(374)
Net decrease in cash and cash equivalents, and restricted cash and restricted cash equivalents	(34,358)	(32,890)
Cash and cash equivalents, and restricted cash and restricted cash equivalents at beginning of period	140,354	138,156
Net decrease in cash and cash equivalents, and restricted cash and restricted cash equivalents	(34,358)	(32,890)
Cash and cash equivalents, and restricted cash and restricted cash equivalents at end of period	$105,996	$105,266

Forward Air Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
	Twelve Months Ended
	December 31, 2025	December 31, 2024
Operating activities:
Net loss from continuing operations	$(141,725)	$(1,124,841)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	152,638	143,978
Impairment of goodwill	—	1,028,397
Share-based compensation expense	13,429	10,188
Provision for revenue adjustments	3,249	3,635
Deferred income tax benefit	(10,948)	(133,510)
Impairment of abandoned software project costs	19,765	—
Other	11,504	14,917
Changes in operating assets and liabilities, net of effects from the purchase of acquired businesses:
Accounts receivable	(18,005)	9,546
Other receivables	(7,365)	9,677
Other current and noncurrent assets	(24,422)	(15,085)
Accounts payable and accrued expenses	46,264	(15,917)
Net cash provided by (used in) operating activities of continuing operations	44,384	(69,015)

Investing activities:
Proceeds from sale of property and equipment	2,204	5,137
Purchases of property and equipment	(29,116)	(37,060)
Purchase of a business, net of cash acquired	—	(1,576,219)
Other	—	(444)
Net cash used in investing activities of continuing operations	(26,912)	(1,608,586)

Financing activities:
Repayments of finance lease obligations	(17,305)	(18,425)
Proceeds from credit facility	110,000	75,000
Payments on credit facility	(110,000)	(155,000)
Payment of debt issuance costs	—	(52,471)
Payment of earn-out liability	—	(12,247)
Proceeds from common stock issued under employee stock purchase plan	846	753
Payment of minimum tax withholdings on share-based awards	(1,074)	(1,442)
Net cash used in financing activities of continuing operations	(17,533)	(163,832)
Effect of exchange rate changes on cash	791	1,013
Net increase (decrease) in cash and cash equivalents and restricted cash and restricted cash equivalents from continuing operations	730	(1,840,420)

Cash from discontinued operation:
Net cash used in operating activities of discontinued operations	—	(6,387)
Net increase (decrease) in cash and cash equivalents, and restricted cash and restricted cash equivalents	730	(1,846,807)
Cash and cash equivalents, and restricted cash and restricted cash equivalents at beginning of period	105,266	1,952,073
Net increase (decrease) in cash, cash equivalents, and restricted cash equivalents	730	(1,846,807)
Cash and cash equivalents, and restricted cash and restricted cash equivalents at end of period	$105,996	$105,266

Forward Air Corporation Reconciliation of Non-GAAP Financial Measures

In this press release, the Company includes financial measures that are derived on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (GAAP). The Company believes that meaningful analysis of its financial performance requires an understanding of the factors underlying that performance, including an understanding of items that are non-operational. Management uses these non-GAAP financial measures in making financial, operating, compensation and planning decisions as well as evaluating the Company’s performance.

For the three and twelve months ended December 31, 2025 and 2024, this press release contains the following non-GAAP financial measures: earnings before interest, taxes, depreciation and amortization (“Reported EBITDA”), Consolidated EBITDA and free cash flow.

All non-GAAP financial measures are presented on a continuing operations basis.

The Company believes that Reported EBITDA improves comparability from period to period by removing the impact of its capital structure (interest and financing expenses), asset base (depreciation and amortization) and tax impacts. The Company believes that free cash flow is an important measure of its ability to repay maturing debt or fund other uses of capital that it believes will enhance shareholder value.

The Company is also providing Consolidated EBITDA calculated in accordance with our credit agreement as we believe it provides investors with important information regarding our financial condition and compliance with our obligations under our credit agreement.

Non-GAAP financial measures should be viewed in addition to, and not as an alternative to or substitute for, the Company’s financial results prepared in accordance with GAAP. The Company has included, for the periods indicated, a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure. Investors and other readers are encouraged to review the related U.S. GAAP financial measures and the reconciliations of the non-GAAP measures to their most directly comparable U.S. GAAP measures set forth below.

The following is a reconciliation of net income to Consolidated EBITDA for the three and twelve months ended December 31, 2025 and 2024 (in thousands):

	Three Months Ended		Twelve Months Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Loss from continuing operations	$(36,413)	$(35,378)	$(141,725)	$(1,124,841)
Interest expense	45,099	48,427	180,747	189,215
Income tax (benefit) expense	(8,697)	66,999	(5,472)	(124,991)
Depreciation and amortization	40,724	37,657	152,638	143,978
Reported EBITDA	40,713	117,705	186,188	(916,639)
Impairment of Goodwill	—	(79,068)	—	1,028,397
Transaction and integration costs	5,746	10,074	31,473	81,467
Severance costs	570	1,923	5,743	16,337
Change in the TRA Liability	(2,583)	—	(1,747)	—
Optimization project costs	—	9,873	2,732	9,873
Abandoned software project costs	19,765	—	19,765	—
Proforma synergies	—	1,353	—	22,239
Proforma savings	1,350	8,051	14,117	35,625
Other	11,067	2,352	48,858	33,415
Consolidated EBITDA	$76,628	$72,263	$307,129	$310,714

The following is a reconciliation of net cash (used in) provided by operating activities to free cash flow for the three and twelve months ended December 31, 2025 and 2024 (in thousands):

	Three Months Ended		Twelve Months Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net cash (used in) provided by operating activities	$(22,728)	$(23,245)	$44,384	$(69,015)
Proceeds from sale of property and equipment	415	2,644	2,204	5,137
Purchases of property and equipment	(8,351)	(7,250)	(29,116)	(37,060)
Free cash flow	$(30,664)	$(27,851)	$17,472	$(100,938)

Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements included in this press release relate to management's expectations regarding the Company’s long-term growth; the Company's ability to achieve synergy capture and eliminate costs; the results of operations of the Expedited Freight, Omni Logistics, and Intermodal segments; the Company’s financial performance, including Consolidated EBITDA, and the impact it may have on the business and results of operations; the key drivers of sustainable growth and long-term profitability; and the Company's revenue growth strategies, including with respect to operational efficiency and cost control.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as tariffs, recessions, inflation, higher interest rates and downturns in customer business cycles, our ability to achieve ongoing strategic, financial and other benefits as we continue to transform our business after the acquisition of Omni Logistics, including the realization of expected synergies and the achievement of deleveraging targets within the expected timeframes or at all, continued weakening of the freight environment, our future debt and financing levels, our ability to deleverage, including, without limitation, through capital allocation or divestitures of non-core businesses, our ability to secure terminal facilities in desirable locations at reasonable rates, more limited liquidity than expected which limits our ability to make key investments, the creditworthiness of our customers and their ability to pay for services rendered, our inability to maintain our historical growth rate because of a decreased volume of freight or decreased average revenue per pound of freight moving through our network, the availability and compensation of qualified Leased Capacity Providers and freight handlers as well as contracted, third-party carriers needed to serve our customers’ transportation needs, our inability to manage our information systems and inability of our information systems to handle an increased volume of freight moving through our network, the occurrence of cybersecurity risks and events, market acceptance of our service offerings, claims for property damage, personal injuries or workers’ compensation, enforcement of and changes in governmental regulations, environmental, tax, insurance and accounting matters, the handling of hazardous materials, changes in fuel prices, loss of a major customer, increasing competition, and pricing pressure, our dependence on our senior management team and the potential effects of changes in employee status, seasonal trends, the occurrence of certain weather events, restrictions in our charter and bylaws and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2024, and as may be identified in our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

We caution readers that any forward-looking statement made by us in this press release is based only on information currently available to us and they should not place undue reliance on any forward-looking statement, which reflects management's opinion as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise unless required by law.

Contact:

Investors:
Tony Carreño
investorrelations@forwardair.com

Media:
Hannah Weeg
HWeeg@forwardair.com